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                                                                    EXHIBIT 10.1

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT

                         DATED AS OF OCTOBER [18 ], 2000
                                     BETWEEN
                                DEUTSCHE BANK AG
                 ACTING THROUGH ITS NEW YORK BRANCH ("PARTY A")
                                       AND
                 FORD CREDIT AUTO OWNER TRUST 2000-F ("PARTY B")


PART 1.  TERMINATION PROVISIONS.

(a)      "SPECIFIED ENTITY" means:

         (i)      in relation to Party A:  Not Applicable.

         (ii)     in relation to Party B:  Not Applicable.

(b) "SPECIFIED TRANSACTION" shall have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A but not to Party B subject to amendment by adding at the end thereof the following words:

                  "and in either case, the other party determines in good faith that it has reasonable grounds to conclude that the performance of the Defaulting Party of its financial obligations hereunder is endangered."

         For purposes of this clause (c) and with respect to Section 5(a)(vi), such determination will be made by the Indenture Trustee on behalf of Party B.

         With regard to Party A, "Threshold Amount" means 3% of its shareholders' equity (i.e., the sum of capital and disclosed reserves as reported in the most recently published annual audited consolidated financial statements of Deutsche Bank AG.)

(d) The "CREDIT EVENT UPON MERGER" provision in Section 5(b)(iv), which applies to Party A but not to Party B, is hereby amended to read as follows:

                  "(iv) CREDIT EVENT UPON MERGER. "Credit Event Upon Merger" means that a Designated Event (as defined below) occurs with respect to a party, any Credit Support Provider of such party or any applicable Specified Entity of such party (in each case, "X") and such Designated Event does not constitute a Merger Without Assumption under Section 5(a)(viii) hereof and, in the reasonable opinion of the other party, the creditworthiness of X or, if applicable, the successor, surviving or transferee entity of X, after taking into account any applicable Credit Support Document, is materially weaker than X immediately prior to such action, (and, in such event, such party or its successor, surviving or transferee entity, as appropriate, will be the Affected Party). For purposes hereof, a Designated Event with respect to X means that, after the date of this Agreement:

                  (1) X consolidates or amalgamates with, or merges into, or transfers all or substantially all of its assets (or any substantial part of the assets comprising the business conducted by X as of the date of this Agreement) to, or receives all or substantially all the assets or obligations of, another entity;


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                  (2)      any person or entity acquires directly or indirectly
                           the beneficial ownership of equity securities having the power to elect a majority of the board of directors of X or otherwise acquires directly or indirectly the power to control the policy-making decisions of X;

                  (3) X effects any substantial change in its capital structure by means of the issuance, incurrence or guarantee of debt or the issuance of preferred stock or other securities convertible into, or exchangeable for, debt or preferred stock; or

                  (4) X enters into any agreement providing for any of the foregoing."


(e) The "TAX EVENT" provision of Section 5(b)(ii) will apply to Party B and will not apply to Party A.

(f) The "TAX EVENT UPON MERGER" provision of Section 5(b)(iii) will apply to Party B and will not apply to Party A.

(g) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(h)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
         Agreement:

         (i) Market Quotation will apply unless Party B is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and Party B enters into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.
         (ii)     The Second Method will apply.

(i)      "TERMINATION CURRENCY" means United States Dollars.

(j) "ADDITIONAL TERMINATION EVENT". The following shall constitute an Additional Termination Event:

         (i) ACCELERATION OR LIQUIDATION OF THE NOTES. It shall be an Additional Termination Event, with Party B the sole Affected Party, if Party B, following an Event of Default as defined in
                  Section 5.1(i), Section 5.1(ii) or Section 5.1(iii) of the Indenture which has resulted in acceleration of the Notes, elects to terminate the Transactions. In such event, Party B may, by not more than 20 days notice to the other party and provided such Additional Termination Event is continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions. If an event or circumstance which would constitute an Event of Default by Party A under this Agreement gives rise to an Event of Default under the Indenture, it will be treated as an Event of Default by Party A and not an Additional Termination Event.

         (ii) AMENDMENTS MADE WITHOUT CONSENT OF PARTY A. It shall be an Additional Termination Event if any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which would adversely affect any of Party A's rights or obligations under this Agreement or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under, this Agreement is made without the consent of Party A, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within ten Business Days of [confirmed] receipt of a written request for such consent.

         (iii) DOWNGRADE OF PARTY A. It shall be an Additional Termination Event with Party A the Affected Party if the Credit Rating of Party A is downgraded below "Aa3" by Moody's, "AA-" by Fitch or "AA-" by S&P or is suspended or withdrawn by any such Rating Agency, and, within 30 days of such downgrade, suspension or withdrawal, Party A shall fail to either (1) deliver or post collateral acceptable to Party B in amounts sufficient to secure its obligations under this Agreement, (2)

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                  assign its rights and obligations under this Agreement to a replacement counterparty acceptable to Party B or (3) establish other arrangements necessary, if any, in each case so that the Rating Agencies confirm the ratings of the Notes that were in effect immediately prior to such downgrade, suspension or withdrawal.


PART 2. TAX REPRESENTATIONS.

(a) PAYER TAX REPRESENTATIONS. For the purposes of Section 3(e) of this Agreement, Party A and Party B will each make the following representations to the other:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, each party may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS.

         (i) For the purpose of Section 3(f) of this Agreement, Party A represents to Party B that, in respect of each Transaction which it enters into through an Office or discretionary agent in the United States of America ("U.S."), each payment received or to be received by it under that Transaction will be effectively connected with its conduct of a trade or business in the U.S.

         (ii) For the purpose of Section 3(f) of this Agreement, Party B represents to Party A that it is a business trust organized and existing under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

                  It is (A) a "UNITED STATES PERSON" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or (B) wholly-owned by a "UNITED STATES PERSON" and disregarded as an entity separate from its owner for U.S. federal tax purposes.


PART 3.  DOCUMENTS TO BE DELIVERED.

(a)      For the purpose of Section 4(a)(i), the documents to be delivered are:

PARTY REQUIRED TO           Form/Document/               Date by which to be          Section
DELIVER DOCUMENT            Certificate                  delivered                    3(d) Representation
Party A                     An executed United                                        Applicable
                            States Internal Revenue

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
                            Service Form W-8ECI
                            (or any successor



Party B                     An executed United           (i) Upon execution of        Applicable
                            States Internal Revenue      this Agreement, (ii)
                            Service Form W-9 (or         promptly upon
                            any successor thereto).      reasonable demand by
                                                         Party A and (iii)
                                                         promptly upon learning
                                                         that any such form
                                                         previously provided by
                                                         Party B has become
                                                         obsolete or incorrect.

(b) For the purposes of Section 4(a)(ii), the other documents to be delivered are as follows:

PARTY REQUIRED TO          Form/Document/               Date by which to be               Section 3(d)
DELIVER DOCUMENT           Certificate                  delivered                         representation:
Party A and  Party B       Evidence of the              Upon or prior to the execution    Applicable
                           authority, incumbency        and delivery of this Agreement
                           and specimen signature       and, with respect to any
                           of each person executing     Confirmation upon request by
                           this Agreement or any        the other party.
                           Confirmation, Credit
                           Support Document or
                           other document entered
                           into in connection with
                           this Agreement on its
                           behalf or on behalf of a
                           Credit Support Provider
                           or otherwise, as the case
                           may be.

Party A and Party B        Certified copies of          Upon request by the other         Applicable
                           documents evidencing         party.
                           each Party's capacity to
                           execute and deliver this
                           Agreement, each
                           Confirmation and any
                           Credit Support
                           Document (if
                           applicable), and to
                           perform its obligations
                           hereunder or thereunder
                           as may be reasonably
                           requested by the other
                           party.

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
Party A                    A copy of the most           Promptly after request by         Applicable
                           recent annual report         Party B.
                           containing consolidated
                           financial statements  and
                           such other public
                           information respecting
                           the condition or
                           operations, financial or
                           otherwise of Party A as
                           Party B may reasonably
                           request from time to
                           time.


Party B                    Monthly reports to           On or prior to each Monthly       Applicable
                           noteholders and              Distribution Date.
                           certificateholders as
                           specified in the
                           Indenture.


Party A and Party B        A legal opinion in form      On or prior to the Closing        Not Applicable
                           and substance                Date.
                           satisfactory to the other
                           party.

Party A                    An officer's certificate     On or prior to the Closing        Not Applicable
                           affirming the                Date.
                           information describing
                           Deutsche Bank AG and
                           its New York Branch
                           provided to Party B for
                           use in Party B's offering
                           materials


Party B                    A copy of the executed       As soon as practical after the    Party B
                           Indenture and of each of     Closing Date.
                           the Receivables Transfer
                           and Servicing
                           Agreements.


Party A and Party B        Such other documents as      Promptly upon request of the      Not Applicable
                           the other party may          other party.
                           reasonably request.

PART 4. MISCELLANEOUS.

(a) ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement, the addresses for notices and communications to Party A and Party B shall be as follows:

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         TO PARTY A:

         (i) All notices to Party A under Sections 5 or 6 (other than notices under Section 5(a)(i)) shall be sent to:

                  Deutsche Bank AG, New York Branch
                  31 W. 52nd Street
                  New York, New York 10019
                  USA
                  Attn:  Swap Group
                  Tel:  (1)(212) 469-4338
                  Fax:  (1)(212) 469-4654
                  Telex:  429166
                  Answerback:  DEUTNYK


         TO PARTY B:

                  The Bank of New York,
                  as Owner Trustee for Ford Credit Auto Owner Trust 2000-F 101 Barclay Street
                  New York, New York 10286
                  United States
                  Attention: Asset-Backed Finance Unit

         With copies to:

                  The Chase Manhattan Bank,
                  as Indenture Trustee for Ford Credit Auto Owner Trust 2000-F 450 West 33rd Street
                  New York, New York 10001
                  United States
                  Attention:  Michael A. Smith
                  Tel.:  (212) 946-3949
                  Fax:  (212) 946-8302

                  and

                  Ford Motor Credit Company
                  One American Road,
                  Dearborn, Michigan 48121
                  United States
                  Attention: [              ], Assistant Treasurer
                  Tel:   (313) 322-7595
                  Fax:  (313) 322-0728

(b)      PROCESS AGENT.  For the purposes of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:               Party A.

         Party B appoints as its Process Agent:      The Bank of New York,
                                                              As Owner Trustee
                                                              for Ford Credit
                                                              Auto Owner Trust
                                                              2000-F

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                                                              101 Barclay Street
                                                              New York, New York
                                                              10286

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For purposes of Section 10(c) of this Agreement:

         (i)      Party A is a not a Multibranch Party.

         (ii)     Party B is a not a Multibranch Party.

(e) The CALCULATION AGENT shall be Ford Motor Credit Company, as Administrator of Party B pursuant to the Administration Agreement.

(f)      CREDIT SUPPORT DOCUMENTS.

         None.

(g)      CREDIT SUPPORT PROVIDER.

         Not applicable.

(h) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine).

(i) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.


PART 5. OTHER PROVISIONS.

(a)      REPRESENTATIONS.

         (i) NON-RELIANCE, ETC. Each party will be deemed to represent to the other party on the date that it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (1) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered to be investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (2) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) STATUS OF PARTIES. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction.


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         (ii)     COMMODITY EXCHANGE ACT. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them that:

                  (1) each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Commodity Exchange Act;

                  (2) such party is an "eligible swap participant" within the meaning of CFTC Regulation Section 35.1(b)(2); and

                  (3) such party is entering into each Transaction in connection with its line of business and not for purposes of speculation.


(b)      CONSENT TO RECORDING.

         Each party (i) consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it and its Affiliates; and (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(c)      TAX PROVISIONS.

         (i) The definition of Tax Event, Section 5 (b)(ii), is hereby modified by adding the following provision at the end thereof:

                           "provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred."

         (ii) Party B will not be required to pay additional amounts in respect of an Indemnifiable Tax or be under any obligation to pay to Party A any amount in respect of any liability of Party A for or on account of any Tax.

(d)      NO SET OFF.

                  Notwithstanding any setoff right contained in any other agreement between Party B or any affiliate or Credit Support Provider of Party B, on the one hand, and Party A or any Affiliate or Credit Support Provider of Party B, on the other, whether now in existence or hereafter entered into unless such agreement shall specifically refer to this paragraph (d), each party agrees that all payments required to be made by it under this Agreement shall be made without setoff or counterclaim for, and that it shall not withhold payment or delivery under this Agreement in respect of, any default by the other party or any Affiliate or Credit Support Provider of the other party under any such other agreement or any amount relating to any such other agreement. For purposes of this paragraph (d), "Affiliate" shall have the meaning specified in Section 14 of this Agreement.

(e)      ADDITIONAL ACKNOWLEDGMENTS AND AGREEMENTS OF THE PARTIES.

         (i) DEUTSCHE BANK SECURITIES INC. Each party acknowledges and agrees that (i) Deutsche Bank Securities Inc. or another designated Affiliate of Party A (the "Designated Agent") will act as agent for Party A in connection with certain Transactions when so specified in the Transaction Confirmation; and (ii) the Designated Agent is acting solely as agent and shall have no liability for the performance of either party's obligations under this Agreement or any Transaction, or for


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                  costs, expenses, damages or claims arising out of the failure of either party to perform any such obligation.

         (ii) BANKRUPTCY CODE. Without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

         (iii) NON-PETITION. Party A covenants and agrees that it will not, prior to the date which is one year and one day following the payment in full of all of the Notes, Class C Certificates and Class D Certificates and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke the process of any governmental authority for the purpose of commencing a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding up or liquidation of the affairs of Party B. Party A agrees that it has recourse against Party B only to the extent of the assets of the Party B and the proceeds thereof, and any claims against Party B shall be extinguished when the assets of Party B are exhausted.

         (iv)     NO TRANSFER WITHOUT PRIOR CONFIRMATION BY RATING AGENCIES.
                  Section 7 of this Agreement is hereby amended by inserting the following immediately after the words "other party" and immediately before the words ", except that:": "and unless each of the Rating Agencies confirm that the transfer will not cause the reduction, suspension or withdrawal of their then current rating on any of the Class A Notes or Variable Pay Term Notes" and by replacing subsection (a) of Section 7 with the following: "except that no prior confirmation by Rating Agencies or the other party is required in connection with a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of Party A's assets to, or reorganization, incorporation, reincorporation or reconstitution into or as, another entity (but without prejudice to any other right or remedy under this Agreement); and".

         (v) PARTY B PLEDGE. Notwithstanding Section 7 of this Agreement to the contrary, Party A acknowledges that Party B will pledge its rights under this Agreement to the Indenture Trustee (as defined in the Indenture) for the benefit of the Noteholders (as defined in the Indenture) pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against Party A. Party A shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement.

         (vi) LIMITED RECOURSE. The liability of Party B in relation to this Agreement and any Transaction hereunder is limited in recourse to the assets of Party B and proceeds thereof applied in accordance with the Indenture and the Sale and Servicing Agreement. Upon exhaustion of the assets of Party B and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement,


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                  Party A shall not be entitled to take any further steps
                  against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and no recourse shall be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B based upon or arising out of this Agreement against the Administrator, the Servicer, the Indenture Trustee, the Owner Trustee, the Delaware Trustee or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, bad faith or negligence.

         (vii)    NO AMENDMENT WITHOUT PRIOR CONFIRMATION BY RATING AGENCIES.
                  Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agencies confirm that such amendment will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes, the Class C Certificates or the Class D Certificates, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement."

         (viii) CONSENT BY PARTY A TO AMENDMENTS TO CERTAIN DOCUMENTS. Before any amendment or supplement is made to the Receivables Transfer and Servicing Agreements or to the Indenture which would adversely affect any of Party A's rights or obligations under this Agreement or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under, this Agreement, Party B shall provide Party A with a copy of the proposed amendment or supplement and shall obtain the consent of Party A to such amendment or supplement prior to its adoption, which consent shall not be unreasonably withheld; provided that Party A's consent will be deemed to have been given if Party A does not object in writing within ten Business Days of [confirmed] receipt of a written request for such consent.

         (ix) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement (including without limitation Sections 2, 5 and 6 of this Agreement) and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(f) WAIVER OF RIGHT TO TRIAL BY JURY. Each of the parties hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction.

(g) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 1991 ISDA Definitions (the "Definitions"), as published by the International Swap Dealers Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

(h)      ADDITIONAL DEFINITIONS.

                  "ADMINISTRATION AGREEMENT" shall mean the administration agreement (including Appendix A thereto) dated as of October 1, 2000, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Motor Credit Company, and The Chase Manhattan Bank.

                  "CLASS A NOTES" means the Class A Notes issued by Party B pursuant to the Indenture.

                  "CLASS C CERTIFICATES" means the Class C Certificates issued by Party B pursuant to the Trust Agreement.

                  "CLASS D CERTIFICATES" means the Class D Certificates issued by Party B pursuant to the Trust Agreement.

                  "CLOSING DATE" shall mean October [25], 2000.

                  "CREDIT RATING" means, with respect to any person, the long-term senior unsecured, uninsured debt rating of such person without regard to whether or not such rating is under review with positive or negative implications.

                  "FITCH" means Fitch, Inc.

                  "INDENTURE" shall mean the indenture dated as of October 1, 2000 (including Appendix A thereto), as amended, supplemented or otherwise modified and in effect, between Party B and The Chase Manhattan Bank, as Indenture Trustee.

                  "INDENTURE TRUSTEE" shall mean The Chase Manhattan Bank or any successor or replacement thereto pursuant to the Indenture.

                  "MOODY'S" shall mean Moody's Investors Service, Inc.

                  "NOTES" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Variable Pay Term Notes and the Class B Notes issued by Party B pursuant to the Indenture.

                  "PROSPECTUS" shall mean the prospectus of Ford Credit Auto Owner Trust 2000-F dated as of October [ ], 2000

                  "PURCHASE AGREEMENT" shall mean the purchase agreement (including Appendix A thereto) dated as of October 1, 2000, as from time to time amended, supplemented or otherwise modified and in effect, between Ford Motor Credit Company and Ford Credit Auto Receivables Two L.P.

                  "RATING AGENCIES" shall mean Moody's, S&P and Fitch or any substitute rating agency that the Seller (as defined in the Indenture) requests to rate the Notes.

                  "RECEIVABLES TRANSFER AND SERVICING AGREEMENTS" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

                  "SALE AND SERVICING AGREEMENT" shall mean the sale and servicing agreement (including Appendix A thereto) dated as of October 1, 2000, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Auto Receivables Two L.P., as seller, and Ford Motor Credit Company, as servicer.

                  "S&P" shall mean Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc.

                  "TRUST AGREEMENT" shall mean the Amended and Restated Trust Agreement (including Appendix A thereto), dated as of October 1, 2000, as amended, supplemented or otherwise modified and in effect, by and among Ford Credit Auto Receivables Two L.P., the Bank of New York (Delaware), as Delaware Trustee and The Bank of New York, as Owner Trustee.

                  "VARIABLE PAY TERM NOTES" shall mean any of the Floating Rate Variable Pay Term Notes issued by Party B pursuant to the Indenture.

             IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.



DEUTSCHE BANK AG                             FORD CREDIT AUTO OWNER TRUST 2000-F
                                             By:  THE BANK OF NEW YORK
                                                  not in its individual
                                                  capacity but solely as
                                                  Owner Trustee


By: ____________________                     By:  ____________________
Name:                                        Name:
Title:                                       Title:

Date:                                        Date:

By:_____________________________
Name:
Title:

Date:

EXHIBIT A - Form of Class A Note Confirmation
                                                                       [Date]



To:            Deutsche Bank AG
               New York Branch
Contact:       [                ]
               Fax:
               Telephone:

From:          Ford Credit Auto Owner Trust 2000-F
Contact:       [                 ]
               Fax:
               Tel


Re:  Interest Rate Swap Reference No. [                  ]


Ladies and Gentlemen:

                  The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Deutsche Bank, AG, acting through its New York Branch ("Party A") and Ford Credit Auto Owner Trust 2000-F ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

                  1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of October [ ], 2000, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

                  2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Party A:                               Deutsche Bank AG
                                                      New York Branch.

               Party B:                               Ford Credit Auto Owner
                                                      Trust 2000-F.

               Trade Date:                            October [        ], 2000.

               Effective Date:                        October [   ], 2000.

               Notional Amount:                       The Notional Amount
                                                      initially shall equal [ ]
                                                      and shall decrease by an
                                                      amount equal to the amount
                                                      of the reduction in the
                                                      aggregate principal
                                                      balance of the Class A-[ ]
                                                      Notes on each Monthly
                                                      Distribution Date.
                                                      Decreases in the Notional
                                                      Amount with respect to the
                                                      calculation of Fixed
                                                      Amounts shall
                                                      take effect as of the
                                                      Period End Date occurring
                                                      in the month of the
                                                      Monthly Distribution Date.
                                                      Party B shall determine
                                                      the Notional Amount and
                                                      shall inform Party A of
                                                      such determination by the
                                                      twelfth day of each
                                                      calendar month.

               Termination Date:                      The date the aggregate
                                                      outstanding principal
                                                      balance of the Class A-[ ]
                                                      Notes has been reduced to
                                                      zero.

               Fixed Amounts

                   Fixed Rate Payer:                  Party B.

                   Fixed Rate Payer
                   Payment Date:                      The 15th day of each
                                                      January, April, July and
                                                      October until the first
                                                      Monthly Distribution Date
                                                      after the Class A-[ ]
                                                      Notes convert to Monthly
                                                      Pay Class A Notes, in
                                                      which event the 15th day
                                                      of each calendar month,
                                                      subject in either case to
                                                      adjustment in accordance
                                                      with the Following
                                                      Business Day Convention.

                   Period End Date:                   The 15th day of each
                                                      January, April, July
                                                      and October until the
                                                      first Monthly Distribution
                                                      Date after the Class A-[ ]
                                                      Notes convert to Monthly
                                                      Pay Class A Notes, in
                                                      which event the 15th day
                                                      of each calendar month, in
                                                      either case with No
                                                      Adjustment.

                   Fixed Rate:                        [Initial Rate]% until the
                                                      last Period End Date
                                                      ending on or prior to
                                                      [Targeted Scheduled
                                                      Distribution Date] and
                                                      then either (i) [Initial
                                                      Rate]% for each
                                                      Calculation Period
                                                      thereafter if an Early
                                                      Amortization Event occurs
                                                      or an acceleration of the
                                                      notes resulting from an
                                                      Event of Default occurs
                                                      prior to [Targeted
                                                      Scheduled Distribution
                                                      Date] (as such terms are
                                                      defined in the Indenture),
                                                      or (2) [VPTN Fixed Rate]%
                                                      for each Calculation
                                                      Period thereafter if no
                                                      Early Amortization Event
                                                      occurs and no acceleration
                                                      of the notes resulting
                                                      from an Event of Default
                                                      occurs prior to [Targeted
                                                      Scheduled Distribution
                                                      Date].

                   Fixed Rate Day
                   Count Fraction:                    30/360.

               Floating Amounts

                   Floating Rate Payer:               Party A.

                   Floating Rate Payer
                   Payment Dates:                     The 15th day of each
                                                      January, April, July and
                                                      October until the first
                                                      Monthly Distribution Date
                                                      after the Class A-[ ]
                                                      Notes convert to Monthly
                                                      Pay Class A Notes, in
                                                      which event the 15th day
                                                      of each calendar month,
                                                      subject in either case to
                                                      adjustment in accordance
                                                      with the Following
                                                      Business Day Convention.
                  Floating Rate for initial
                  Calculation Period:                 [ ]%. [USD-LIBOR-BBA with
                                                      a Designated Maturity of
                                                three months.]

                   Floating Rate Option:        USD-LIBOR-BBA.

                   Designated Maturity:         Three months until the first
                                                Monthly Distribution Date after
                                                the Class A-[ ] Notes convert to
                                                Monthly Pay Class A Notes, and
                                                then one month thereafter.


                   Spread:                      [Spread] basis points
                                                until [Targeted Scheduled
                                                Distribution Date] and
                                                then either (i) [Spread]
                                                basis points for each
                                                Calculation Period
                                                thereafter if an Early
                                                Amortization Event occurs
                                                or an acceleration of the
                                                notes resulting from an
                                                Event of Default occurs
                                                prior to [Targeted
                                                Scheduled Distribution
                                                Date] or (ii) zero basis
                                                points for each
                                                Calculation Period
                                                thereafter if no Early
                                                Amortization Event occurs
                                                and no acceleration of the
                                                notes resulting from an
                                                Event of Default occurs
                                                prior to [Targeted
                                                Scheduled Distribution
                                                Date].

                   Floating Rate Day
                   Count Fraction:              Actual/360.

                   Reset Dates:                 The first day of each
                                                Floating Rate Payer
                                                Calculation Period.

               Business Days:                   New York and Delaware.

               Calculation Agent:               Ford Motor Credit Company,
                                                as Administrator for Party
                                                B.

               3.  Account Details

               Payments to Party A:             Deutsche Bank AG, New York
                                                Branch
                                                ABA#:
                                                Acct. #
                                                Acct. Name:
                                                Ref:  [                  ]

               Payments to Party B:              The Chase Manhattan Bank
                                                ABA# 021-000-21
                                                Account #:  910-2758100
                                                Account Name:  CMFS Incoming
                                                Wire House Account
                                                Ref:  [                  ]

               Party A Operations Contact:      [                        ]

               Party B Operations Contact:      The Chase Manhattan Bank
                                                Corporate Trust Administration
                                                450 West 33rd Street, 14th floor
                                                New York, New York 10001
                                                Attention:  Michael A. Smith
                                                Tel:  (212) 946-3346
                                                Fax:  (212)  946-8158

                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2000-F
               By: THE BANK OF NEW YORK
                    not in its individual capacity but solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               DEUTSCHE BANK AG
               NEW YORK BRANCH



               By:______________________________
               Name:
               Title:

EXHIBIT A-1 - Form of Class A-1 Note Confirmation

                                                                October 18, 2000



To:            Deutsche Bank AG
               New York Branch
               31 W. 52nd Street
               New York, New York 10017
Contact:       Jack Fonss
               Fax: (212) 469-4654
               Telephone: (212) 469-4338

From:          Ford Credit Auto Owner Trust 2000-F
               The Chase Manhattan Bank
               as Indenture Trustee for
               Ford Credit Auto Owner Trust 2000-F
               101 Barclay Street
               New York, NY 10286
Contact:       Michael A. Smith
               Fax: (212) 946-8302
               Tel (212) 946-3949


Re:  Interest Rate Swap Reference No. 2000F-1


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Deutsche Bank, AG, acting through its New York Branch ("Party A") and Ford Credit Auto Owner Trust 2000-F ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of October 26, 2000, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Party A:                               Deutsche Bank AG
                                                      New York Branch.

               Party B:                               Ford Credit Auto Owner Trust 2000-F.

               Trade Date:                            October 18, 2000.


                                      A-1-1

               Effective Date:                        October 26, 2000.

               Notional Amount:                       The Notional Amount initially shall equal $906,000,000 and shall decrease by an amount equal to the amount of the
                                                      reduction in the aggregate principal balance of the Class A-1
                                                      Notes on each Monthly Distribution Date.  Decreases in the
                                                      Notional Amount with respect to the calculation of Fixed
                                                      Amounts shall take effect as of the Period End Date occurring in the month of the Monthly Distribution Date.  Party B shall determine the Notional Amount and shall inform Party A of
                                                      such determination by the twelfth day of each calendar month.

               Termination Date:                      The date the aggregate outstanding principal balance of the
                                                      Class A-1 Notes has been reduced to zero.

               Fixed Amounts

                   Fixed Rate Payer:                  Party B.

                   Fixed Rate Payer
                   Payment Date:                      The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-1 Notes
                                                      convert to Monthly Pay Class A Notes, in which event the 15th day of each calendar month, subject in either case to
                                                      adjustment in accordance with the Following Business Day
                                                      Convention.

                   Period End Date:                   The 15th day of each January, April, July and October until the first
                                                      Monthly Distribution Date after the Class A-[ ] Notes convert to Monthly
                                                      Pay Class A Notes, in which event the 15th day of each calendar month, in either case with No Adjustment.

                   Fixed Rate:                        6.5925% until the last Period End Date ending on or prior to
                                                      October 15, 2002 and then either  (i) 6.5925% for each
                                                      Calculation Period thereafter if an Early Amortization Event occurs or an acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2002 (as such terms are defined in the Indenture), or (2)  6.5925% for each Calculation
                                                      Period thereafter if no Early Amortization Event occurs and no acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2002.

                   Fixed Rate Day
                   Count Fraction:                    30/360.

               Floating Amounts

                   Floating Rate Payer:               Party A.

                   Floating Rate Payer
                   Payment Dates:                     The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-1 Notes
                                                      convert to Monthly Pay Class A Notes, in which event the 15th


                                      A-1-2

                                                      day of each calendar month, subject in either case to adjustment in accordance with the Following Business Day Convention.
                   Floating Rate for initial
                   Calculation Period:                Linear interpolation of USD-LIBOR-BBA with a Designated
                                                      Maturity of two months and a Designated Maturity of three
                                                      months.  USD-LIBOR-BBA with a Designated Maturity of
                                                      three months.

                   Floating Rate Option:              USD-LIBOR-BBA.

                   Designated Maturity:               Three months until the first Monthly Distribution Date after the
                                                      Class A-1 Notes convert to Monthly Pay Class A Notes, and then one month thereafter.


                   Spread:                            6 (six) basis points until October 15, 2002 and then either (i) 6
                                                      (six) basis points for each Calculation Period thereafter if an
                                                      Early Amortization Event occurs or an acceleration of the
                                                      notes resulting from an Event of Default occurs prior to
                                                      October 15, 2002 or (ii) zero basis points for each Calculation
                                                      Period thereafter if no Early Amortization Event occurs and no acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2002.

                   Floating Rate Day
                   Count Fraction:                    Actual/360.

                   Reset Dates:                       The first day of each Floating Rate Payer Calculation Period.

               Business Days:                         New York and Delaware.

               Calculation Agent:                     Ford Motor Credit Company, as Administrator for Party B.

               3.  Account Details

               Payments to Party A:                   Deutsche Bank AG, New York Branch
                                                      ABA#:
                                                      Acct. #
                                                      Acct. Name:
                                                      Ref:  [                           ]

               Payments to Party B:                    The Chase Manhattan Bank
                                                      ABA# 021-000-21
                                                      Account #:  910-2758100
                                                      Account Name:  CMFS Incoming Wire House Account
                                                      Ref:  [                        ]

               Party A Operations Contact:            Deutsche Bank AG
                                                      New York Branch
                                                      31 W. 52nd Street
                                                      New York, New York 10019
                                                      Attn:  Swap Group
                                                      Tel: (1) (212) 469-4338


                                      A-1-3

                                                      Fax: (1) (212) 469-4654

               Party B Operations Contact:            The Chase Manhattan Bank
                                                      Corporate Trust Administration
                                                      450 West 33rd Street, 14th floor
                                                      New York, New York 10001
                                                      Attention:  Michael A. Smith
                                                      Tel:  (212) 946-3346
                                                      Fax:  (212)  946-8158


                                      A-1-4

                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2000-F
               By: THE BANK OF NEW YORK
                   not in its individual capacity but solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               DEUTSCHE BANK AG
               NEW YORK BRANCH



               By:______________________________
               Name:
               Title:


                                      A-1-5

EXHIBIT A-4 - Form of Class A-2 Note Confirmation

                                                                October 18, 2000



To:            Deutsche Bank AG
               New York Branch
               31 W. 52nd Street
               New York, New York 10017
Contact:       Jack Fonss
               Fax: (212) 469-4654
               Telephone: (212) 469-4338

From:          Ford Credit Auto Owner Trust 2000-F
               The Chase Manhattan Bank
               as Indenture Trustee for
               Ford Credit Auto Owner Trust 2000-F
               101 Barclay Street
               New York, NY 10286
Contact:       Michael A. Smith
               Fax: (212) 946-8302
               Tel (212) 946-3949


Re:  Interest Rate Swap Reference No. 2000F-4


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Deutsche Bank, AG, acting through its New York Branch ("Party A") and Ford Credit Auto Owner Trust 2000-F ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of October 26, 2000, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Party A:                               Deutsche Bank AG
                                                      New York Branch.

               Party B:                               Ford Credit Auto Owner Trust 2000-F.

               Trade Date:                            October 18, 2000.


                                      A-4-1

               Effective Date:                        October 26, 2000.

               Notional Amount:                       The Notional Amount initially shall equal $343,000,000 and shall decrease by an amount equal to the amount of the
                                                      reduction in the aggregate principal balance of the Class A-4
                                                      Notes on each Monthly Distribution Date.  Decreases in the
                                                      Notional Amount with respect to the calculation of Fixed
                                                      Amounts shall take effect as of the Period End Date occurring in the month of the Monthly Distribution Date.  Party B shall determine the Notional Amount and shall inform Party A of
                                                      such determination by the twelfth day of each calendar month.

               Termination Date:                      The date the aggregate outstanding principal balance of the
                                                      Class A-4 Notes has been reduced to zero.

               Fixed Amounts

                   Fixed Rate Payer:                  Party B.

                   Fixed Rate Payer
                   Payment Date:                      The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-4 Notes
                                                      convert to Monthly Pay Class A Notes, in which event the 15th day of each calendar month, subject in either case to
                                                      adjustment in accordance with the Following Business Day
                                                      Convention.

                   Period End Date:                   The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-[ ] Notes convert to Monthly Pay Class A Notes, in which event the 15th day of each calendar month, in either case with No Adjustment.

                   Fixed Rate:                        6.6505% until the last Period End Date ending on or prior to
                                                      April 15, 2004 and then either  (i) 6.6505% for each
                                                      Calculation Period thereafter if an Early Amortization Event occurs or an acceleration of the notes resulting from an Event of Default occurs prior to April 15, 2004 (as such terms are defined in the Indenture), or (2)  6.5925% for each Calculation
                                                      Period thereafter if no Early Amortization Event occurs and no acceleration of the notes resulting from an Event of Default occurs prior to April 15, 2004.

                   Fixed Rate Day
                   Count Fraction:                    30/360.

               Floating Amounts

                   Floating Rate Payer:               Party A.

                   Floating Rate Payer
                   Payment Dates:                     The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-4 Notes
                                                      convert to Monthly Pay Class A Notes, in which event the 15th


                                      A-4-2

                                                      day of each calendar
                                                      month, subject in either
                                                      case to adjustment in
                                                      accordance with the
                                                      Following Business Day
                                                      Convention.
                   Floating Rate for initial
                   Calculation Period:                Linear interpolation of USD-LIBOR-BBA with a Designated
                                                      Maturity of two months and a Designated Maturity of three
                                                      months.  USD-LIBOR-BBA with a Designated Maturity of
                                                      three months.

                   Floating Rate Option:              USD-LIBOR-BBA.

                   Designated                         Maturity: Three months
                                                      until the first Monthly
                                                      Distribution Date after
                                                      the Class A-1 Notes
                                                      convert to Monthly Pay
                                                      Class A Notes, and then
                                                      one month thereafter.


                   Spread:                            10 (ten) basis points until April 15, 2004 and then either (i) 10
                                                      (ten) basis points for each Calculation Period thereafter if an
                                                      Early Amortization Event occurs or an acceleration of the
                                                      notes resulting from an Event of Default occurs prior to April
                                                      15, 2004 or (ii) zero basis points for each Calculation Period thereafter if no Early Amortization Event occurs and no
                                                      acceleration of the notes resulting from an Event of Default occurs prior to April 15, 2004.

                   Floating Rate Day
                   Count Fraction:                    Actual/360.

                   Reset Dates:                       The first day of each Floating Rate Payer Calculation Period.

               Business Days:                         New York and Delaware.

               Calculation Agent:                     Ford Motor Credit Company, as Administrator for Party B.

               3.  Account Details

               Payments to Party A:                   Deutsche Bank AG, New York Branch
                                                      ABA#:
                                                      Acct. #
                                                      Acct. Name:
                                                      Ref:  [                           ]

               Payments to Party B:                    The Chase Manhattan Bank
                                                      ABA# 021-000-21
                                                      Account #:  910-2758100
                                                      Account Name:  CMFS Incoming Wire House Account
                                                      Ref:  [                        ]

               Party A Operations Contact:            Deutsche Bank AG
                                                      New York Branch
                                                      31 W. 52nd Street
                                                      New York, New York 10019
                                                      Attn:  Swap Group
                                                      Tel: (1) (212) 469-4338


                                      A-4-3

                                                      Fax: (1) (212) 469-4654

               Party B Operations Contact:            The Chase Manhattan Bank
                                                      Corporate Trust Administration
                                                      450 West 33rd Street, 14th floor
                                                      New York, New York 10001
                                                      Attention:  Michael A. Smith
                                                      Tel:  (212) 946-3346
                                                      Fax:  (212)  946-8158


                                      A-4-4

                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2000-F
               By: THE BANK OF NEW YORK
                    not in its individual capacity but solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               DEUTSCHE BANK AG
               NEW YORK BRANCH



               By:______________________________
               Name:
               Title:


                                      A-4-5

EXHIBIT A-5 - Form of Class A-5 Note Confirmation

                                                                October 18, 2000



To:            Deutsche Bank AG
               New York Branch
               31 W. 52nd Street
               New York, New York 10017
Contact:       Jack Fonss
               Fax:                                    (212) 469-4654
               Telephone: (212) 469-4338

From:          Ford Credit Auto Owner Trust 2000-F
               The Chase Manhattan Bank
               as Indenture Trustee for
               Ford Credit Auto Owner Trust 2000-F
               101 Barclay Street
               New York, NY 10286
Contact:       Michael A. Smith
               Fax: (212) 946-8302
               Tel (212) 946-3949


Re:  Interest Rate Swap Reference No. [2000-F-5]


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Deutsche Bank, AG, acting through its New York Branch ("Party A") and Ford Credit Auto Owner Trust 2000-F ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of October 26, 2000, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Party A:                               Deutsche Bank AG
                                                      New York Branch.

               Party B:                               Ford Credit Auto Owner Trust 2000-F.

               Trade Date:                            October 18, 2000.


                                      A-5-1

               Effective Date:                        October 26, 2000.

               Notional Amount:                       The Notional Amount initially shall equal $159,722,000 and shall decrease by an amount equal to the amount of the
                                                      reduction in the aggregate principal balance of the Class A-5
                                                      Notes on each Monthly Distribution Date.  Decreases in the
                                                      Notional Amount with respect to the calculation of Fixed
                                                      Amounts shall take effect as of the Period End Date occurring in the month of the Monthly Distribution Date.  Party B shall determine the Notional Amount and shall inform Party A of
                                                      such determination by the twelfth day of each calendar month.

               Termination Date:                      The date the aggregate outstanding principal balance of the
                                                      Class A-5 Notes has been reduced to zero.

               Fixed Amounts

                   Fixed Rate Payer:                  Party B.

                   Fixed Rate Payer
                   Payment Date:                      The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-5 Notes
                                                      convert to Monthly Pay Class A Notes, in which event the 15th day of each calendar month, subject in either case to
                                                      adjustment in accordance with the Following Business Day
                                                      Convention.

                   Period                             End Date: The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A-[ ]
                                                      Notes convert to Monthly Pay Class A Notes, in which event the
                                                      15th day of each calendar month, in either case with No
                                                      Adjustment.

                   Fixed Rate:                        6.6885% until the last Period End Date ending on or prior to
                                                      October 15, 2004 and then either  (i) 6.6885% for each
                                                      Calculation Period thereafter if an Early Amortization Event occurs or an acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2004 (as such terms are defined in the Indenture), or (2)  6.5925% for each Calculation
                                                      Period thereafter if no Early Amortization Event occurs and no acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2004.

                   Fixed Rate Day
                   Count Fraction:                    30/360.

               Floating Amounts

                   Floating Rate Payer:               Party A.

                   Floating Rate Payer
                   Payment Dates:                     The 15th day of each January, April, July and October until the first Monthly Distribution Date after the Class A5 Notes
                                                      convert to Monthly Pay Class A Notes, in which event the 15th


                                      A-5-2

                                                      day of each calendar month, subject in either case to adjustment in accordance with the Following Business Day Convention.
                   Floating Rate for initial
                   Calculation Period:                Linear interpolation of USD-LIBOR-BBA with a Designated
                                                      Maturity of two months and a Designated Maturity of three
                                                      months.  USD-LIBOR-BBA with a Designated Maturity of
                                                      three months.

                   Floating Rate Option:              USD-LIBOR-BBA.

                   Designated                         Maturity: Three months until the first Monthly Distribution
                                                      Date after the Class A-5 Notes convert to Monthly Pay Class A
                                                      Notes, and then one month thereafter.


                   Spread:                            12 (twelve) basis points until October 15, 2004 and then either
                                                      (i) 12 (twelve) basis points for each Calculation Period
                                                      thereafter if an Early Amortization Event occurs or an
                                                      acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2002 or (ii) zero basis points for each Calculation Period thereafter if no Early Amortization
                                                      Event occurs and no acceleration of the notes resulting from an Event of Default occurs prior to October 15, 2002.

                   Floating Rate Day
                   Count Fraction:                    Actual/360.

                   Reset Dates:                       The first day of each Floating Rate Payer Calculation Period.

               Business Days:                         New York and Delaware.

               Calculation Agent:                     Ford Motor Credit Company, as Administrator for Party B.

               3.  Account Details

               Payments to Party A:                   Deutsche Bank AG, New York Branch
                                                      ABA#:
                                                      Acct. #
                                                      Acct. Name:
                                                      Ref:  [                           ]

               Payments to Party B:                    The Chase Manhattan Bank
                                                      ABA# 021-000-21
                                                      Account #:  910-2758100
                                                      Account Name:  CMFS Incoming Wire House Account
                                                      Ref:  [                        ]

               Party A Operations Contact:            Deutsche Bank AG
                                                      New York Branch
                                                      31 W. 52nd Street
                                                      New York, New York 10019
                                                      Attn:  Swap Group
                                                      Tel: (1) (212) 469-4338


                                      A-5-3

                                                      Fax: (1) (212) 469-4654

               Party B Operations Contact:            The Chase Manhattan Bank
                                                      Corporate Trust Administration
                                                      450 West 33rd Street, 14th floor
                                                      New York, New York 10001
                                                      Attention:  Michael A. Smith
                                                      Tel:  (212) 946-3346
                                                      Fax:  (212)  946-8158


                                      A-5-4

                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2000-F
               By: THE BANK OF NEW YORK
                    not in its individual capacity but solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               DEUTSCHE BANK AG
               NEW YORK BRANCH



               By:______________________________
               Name:
               Title:


                                      A-5-5

EXHIBIT B - Form of Confirmation for Variable Pay Term Notes


                                                                October 18, 2000



To:            Deutsche Bank AG
               New York Branch
               31 W. 52nd Street
               New York, NY 10019
Contact:       Jack Fonss
               Fax: (212) 469-4654
               Telephone: (212) 469-4338

From:          Ford Credit Auto Owner Trust 2000-F
               The Chase Manhattan Bank,
               as Indenture Trustee for
               Ford Credit Auto Owner Trust 2000-F
               101 Barclay Street
               New York, NY 10286
Contact:       Michael A. Smith
               Fax: (212) 946-8302
               Tel: (212) 946-3949


Re:  Interest Rate Swap Reference No. 2000F-V


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Deutsche Bank, AG, acting through its New York Branch ("Party A") and Ford Credit Auto Owner Trust 2000-F ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of October 26, 2000, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Party A:                  Deutsche Bank AG
                                         New York Branch.

               Party B:                  Ford Credit Auto Owner Trust 2000-F.

               Trade Date:               October 18, 2000.

               Effective Date:           October 26, 2000.

               Notional Amount:          The Notional Amount initially shall equal zero and shall increase on the date of issuance of each Variable Pay Term Note issued by Party B after the
                                         Closing Date by the principal balance of such additional Variable Pay Term
                                         Note and shall decrease by an amount equal to the amount of the reduction in the principal balance of each Variable Pay Term Note on each Monthly
                                         Distribution Date.  Increases and decreases in the Notional Amount with respect to the calculation of Fixed Amounts shall take effect as of the Period
                                         End Date occurring in the month of the Monthly Distribution Date.  Party B shall determine the Notional Amount and shall inform Party A of such determination by the twelfth day of each calendar month.

               Termination Date:         The date the outstanding principal balances of all the Class A Notes and
                                         Variable Pay Term Notes have been reduced to zero.

               Fixed Amounts

                                         Fixed Rate Payer:             Party B.

                                         Fixed Rate Payer
                                         Payment Date:                 The 15th day of each month, subject to
                                                                       adjustment in accordance with the Following
                                                                       Business Day Convention.

                                         Period End Date:              The 15th day of each month with No
                                                                       Adjustment.

                                         Fixed Rate:                   6.5925%.

                                         Fixed Rate Day
                                         Count Fraction:               30/360.

               Floating Amounts

                                         Floating Rate Payer:          Party A.

                                         Floating Rate Payer
                                         Payment Dates:                The 15th day of month, subject to adjustment
                                                                       in accordance with the Following Business
                                                                       Day Convention.

                                         Floating Rate Option:         USD-LIBOR-BBA.

                                         Designated Maturity:          One Month.


                                         Spread:                       none.

                                         Floating Rate Day
                                         Count Fraction:               Actual/360.

                                         Reset Dates:                  The first day of each Floating Rate Payer
                                                                       Calculation Period.

               Business Days:            New York and Delaware.

               Calculation Agent:        Ford Motor Credit Company, as Administrator for Party B.

               3.  Account Details

               Payments to Party A:                         Deutsche Bank AG, New York Branch
                                                           ABA#:
                                                           Acct. #
                                                           Acct. Name:
                                                           Ref:  [                           ]

               Payments to Party B:                        The Chase Manhattan Bank
                                                           ABA# 021-000-21
                                                           Account #:  910-2758100
                                                           Account Name:  CMFS Incoming Wire House Account
                                                           Ref:  [                        ]

               Party A Operations Contact:                 Deutsche Bank AG New York Branch
                                                           31 W. 52nd Street
                                                           New York, New York 10019
                                                           Attention:  Swap Group
                                                           Tel: (1)(212) 469-4338
                                                           Fax: (1)(212) 469-4654

               Party B Operations Contact:                 The Chase Manhattan Bank
                                                           Corporate Trust Administration
                                                           450 West 33rd Street, 14th floor
                                                           New York, New York 10001
                                                           Attention:  Michael A. Smith
                                                           Tel:  (212) 946-3346
                                                           Fax:  (212)  946-8158

               Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2000-F
               By:   THE BANK OF NEW YORK
                     not in its individual capacity but solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               DEUTSCHE BANK AG
               NEW YORK BRANCH



               By:______________________________
               Name:
               Title: